UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 7, 2003

CTI GROUP (HOLDINGS) INC.
————————————————————————
(Exact name of registrant as specified in its charter)

Delaware	000-10560	51-0308583
——————————————	———————————	——————————————
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

————————————————

333 North Alabama Street, Suite 240 Indianapolis, IN 46204
—————————————————————————
(Address of principal executive offices)

(317) 262-4666
—————————————————
(Registrant’s telephone number, including area code)

Not Applicable
—————————————————
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

       As of March 7, 2003, Stephen Bartkiw resigned as a director of CTI Group (Holdings) Inc. for personal reasons.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI GROUP (HOLDINGS) INC.
(Registrant)

Date:	March 14, 2003	By:	/s/ Manfred Hanuschek
———————————————
Name: Manfred Hanuschek
Title: Chief Financial Officer